UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 10, 2002



                          HOVNANIAN ENTERPRISES, INC.
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              (Exact Name of registrant specified in its charter)


          Delaware                         1-8551                22-1851059
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(State or other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey 07701
                   (Address of principal executive offices)
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                        Registrant's telephone number:
                                (732) 747-7800


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Item 2.   Acquisition or Disposition of Assets

          On January 10, 2002, Hovnanian Enterprises, Inc., a Delaware corporation ("Hovnanian" or the "Registrant"), completed its acquisition of the California homebuilding operations of The Forecast Group, L.P., a privately held, single family homebuilder headquartered in Rancho Cucamonga, California ("Forecast").

          The total equity value of Hovnanian's acquisition of Forecast was approximately $176.5 million, paid by the issuance of 2,208,738 shares of Hovnanian's Class A Common Stock plus approximately $131.0 million in cash. Hovnanian also repaid approximately $88 million of Forecast's indebtedness. The purchase price is subject to adjustment based on Forecast's earnings through January 31, 2002. Additionally, and subject to option contracts, for a period of three years following January 10, 2002, Hovnanian will have the option to purchase certain land parcels retained by the principal owner of Forecast valued at $49 million.

          Copies of the Asset Purchase Agreement, dated as of January 4, 2002 between Hovnanian and Forecast and the Securities Purchase Agreement, dated as of January 4, 2002, between Hovnanian and Forecast are incorporated by reference herein to Exhibit 2(a) and Exhibit 2(b) of Hovnanian's annual report for the fiscal year ended October 31, 2001 on Form 10-K (Commission File No. 1-8551). A copy of the press release, dated January 11, 2002, is attached as an exhibit hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.

          Financial Statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(b)  Pro Forma Financial Information.

          Financial Statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(c)  Exhibits.

             Exhibit 2.1 Asset Purchase Agreement, dated as of January 4, 2002, between Hovnanian Enterprises, Inc. and The Forecast Group (incorporated by reference to
                              Exhibit 2(a) to Hovnanian Enterprises, Inc.'s annual report for the fiscal year ended
                              October 31, 2001 on Form 10-K (Commission File No. 1-8551)).


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             Exhibit 2.2      Securities Purchase Agreement, dated as of
                              January 4, 2002, between Hovnanian Enterprises, Inc. and The Forecast Group (incorporated by reference to Exhibit 2(b) to Hovnanian Enterprises, Inc.'s annual report for the fiscal year ended October 31, 2001 on Form 10-K. (Commission File No. 1-8551)).

             Exhibit 99.1     Press Release dated January 11, 2002.







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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HOVNANIAN ENTERPRISES, INC.
                             ---------------------------
                             (Registrant)

                             By:  /s/ Peter S. Reinhart
                                  -------------------------------------
                             Name:  Peter S. Reinhart
                             Title: Senior Vice President
                                    General Counsel


Date:  January 24, 2002







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                               INDEX TO EXHIBITS


Exhibit Number      Exhibit
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Exhibit 2.1         Asset Purchase Agreement, dated as of January 4, 2002,
                    between Hovnanian Enterprises, Inc. and The Forecast Group
                    (incorporated by reference to Exhibit 2(a) to Hovnanian
                    Enterprises, Inc.'s annual report for the fiscal year ended October 31, 2001 on Form 10-K (Commission File No.
                    1-8551)).

Exhibit 2.2 Securities Purchase Agreement, dated as of January 4, 2002, between Hovnanian Enterprises, Inc. and The Forecast Group (incorporated by reference to Exhibit 2(b) to Hovnanian Enterprises, Inc.'s annual report for the fiscal year ended October 31, 2001 on Form 10-K (Commission File No. 1-8551)).

Exhibit 99.1        Press Release dated January 11, 2002.




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